UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                      ---------------------
                           FORM 8-K/A
                      ---------------------

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                        January 21, 2003

                 Commission File Number: 0-29933



                  TRANSAMERICAN HOLDINGS, INC.
      ----------------------------------------------------
         (Name of Small Business Issuer in its Charter)


Nevada, U.S.A.                                         77-0434471
(State or other Jurisdiction                        (IRS Employer
of Incorporation or Organization)             Identification No.)


               9601 Wilshire Boulevard, Suite 620,
                 Beverly Hills, California 90210
            (Address of principal executive offices)


                         (310) 271-4159
                   (Issuer's telephone number)


                               N/A
      (Former name, former address and former fiscal year,
                  if changed since last report)

        SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K/A contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "believes," "expects," "may," "will," "should," "seeks," "pro forma," "anticipates," "intends" and similar expressions are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions.

     We wish to caution readers that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors and other matters discussed in our Annual Report on Form 10-KSB for the year ended December 31, 2001, on file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 27, 2002, TransAmerican Holdings, Inc. ("TransAmerican" or the "Company") filed a Current Report on Form 8-K with respect to its acquisition of Shaden Al-Khaleej Est., a Saudi Arabic Kingdom company ("Shaden"). The acquisition was effected in accordance with the terms of a Definitive Agreement, first executed on August 7, 2002 and approved by TransAmerican as of August 12, 2002 (the "Agreement"), by and between TransAmerican and Shaden Al-Khaleej Est. (the "Acquisition").

     Subsequent to entering into the Agreement, TransAmerican and Shaden undertook to complete the audit of Shaden in order to comply with TransAmerican's Securities and Exchange Commission ("SEC") reporting obligations. A preliminary audit has been completed as of the date of this filing. However, due to differences in accounting standards and procedures between the United States and Saudi Arabia, the preliminary audit did not comply with U.S. Generally Accepted Accounting Principles ("GAAP"), and thus could not be timely filed as initially anticipated. Shaden is presently working with its auditors to bring the audit into compliance with U.S. GAAP.

     As a result of the difficulties and consequential delay in finalizing the Shaden audit, TransAmerican has determined that the Acquisition transaction shall be held in abeyance pending the Company's receipt of a satisfactory audit. As such, the parties have agreed that all obligations pursuant to the Acquisition shall be suspended until Shaden is able to produce a satisfactory audit in compliance with U.S. GAAP and suitable for filing with the SEC. All other terms and conditions of the Definitive Agreement remain unchanged.

     The description of the transaction contained herein is qualified in its entirety by reference to the Definitive Agreement which was included with the initial Current Report on Form 8-K filed on August 27, 2002, and incorporated herein by reference.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  TRANSAMERICAN HOLDINGS, INC.


Date: January 21, 2003             By: /s/ Najib E. Choufani
                                      -------------------------
                                           Najib E. Choufani
                                           Chairman and CEO